Exhibit 10.3

                                    EXHIBIT A

                  Incentive Percentage for Organizational Goals


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Participant's total target Incentive Percentage is 40% (the "Target Percentage")
which is determined by adding the Organizational Goals Percentage Target and the Personal Goals Percentage Target.

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The  achievement  of  Organizational  Goals shall  constitute  80% of the Target
Percentage.


     Achievement of                                  Organizational Goals
     Organizational Goals                            Incentive Percentage*
     --------------------                            ---------------------

     Below 85% of Organizational Goals               Discretionary

     85% of Organizational Goals                     25% of Organizational Goals
                                                     Target Percentage

     Above 100% Organizational Goals                 Discretionary


     *  The   Organizational   Goals   Incentive   Percentage   shall   increase
incrementally for each percentage of achievement between 85% of Organizational Goals and 100% of Organizational Goals (at a rate of 5% per percent increase).


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The Achievement of Organizational Goals will be split as follows:

     o    40% CORPORATE EBITDA
     o    40% DIVISIONAL EBITDA

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                                    EXHIBIT B

                     Incentive Percentage for Personal Goals


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Participant's total target Incentive Percentage is 40% (the "Target Percentage")
which is determined by adding the Organizational Goals Percentage Target and the Personal Goals Percentage Target.

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The  achievement  of all  Personal  Goals  shall  constitute  20% of the  Target
Percentage.


     Achievement of                   Personal Goals
     Personal Goals                   Incentive Percentage*
     --------------                   ---------------------

     One Personal Goal                 5 % of Personal Goals Percentage Target

     Two Personal Goals               10 % of Personal Goals Percentage Target

     Three Personal Goals             15 % of Personal Goals Percentage Target

     Four Personal Goals              20 % of Personal Goals Percentage Target


* Notwithstanding the foregoing, in the event that the Company does not have at least $94.8 million in EBITDA (85% of Plan EBITDA of $ 111.4 million) for calendar year 2005, the Incentive Percentage used to determine the Target Percentage will be at the sole discretion of the Company.